UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2022

ACRI CAPITAL ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-263477	87-4328187
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

13284 Pond Springs Rd, Ste 405 Austin, Texas 78729
(Address of principal executive offices)

512-666-1277

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	ACACU	The Nasdaq Global Market LLC
Class A Common Stock, par value $0.0001 per share	ACAC	The Nasdaq Global Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	ACACW	The Nasdaq Global Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 9, 2022, the Registration Statement on Form S-1 (File No. 333-263477) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Acri Capital Acquisition Corporation (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On June 10, 2022, the Company consummated the IPO of 8,625,000 units (including 1,125,000 units issued upon the full exercise of the over-allotment option, the “Units”). Each Unit consists of one share of Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), and one-half of one redeemable warrant (the “Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $86,250,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 5,240,000 warrants (the “Private Placement Warrants”) to the Company’s sponsor, Acri Capital Sponsor LLC (the “Sponsor”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share, at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $5,240,000. The Private Placement Warrants are identical to the Warrants sold as part of the Units in the IPO, except that the holders have agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination.

In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Registration Statement:

●	an Underwriting Agreement, dated June 9, 2022, among the Company, and EF Hutton, division of Benchmark Investments, LLC., as representative of the several underwriters;

●	a Warrant Agreement, dated June 9, 2022, between the Company and VStock Transfer, LLC, as warrant agent;

●	a Private Placement Warrants Purchase Agreement, dated June 9, 2022, between the Company and the Sponsor;

●	An Amended & Restated Investment Management Trust Agreement, dated June 9, 2022, between the Company and Wilmington Trust, National Association, as trustee;

●	a Registration Rights Agreement, dated June 9, 2022, between the Company, the Sponsor and certain other security holders of the Company;

●	a Letter Agreement, dated June 9, 2022, between the Company, the Sponsor and certain security holders named therein;

●	Indemnity Agreements, dated June 9, 2022, between the Company and each of its officers and directors.

●	Administrative Service Agreement, dated June 9, 2022, between the Company and the Sponsor.

The Underwriting Agreement is included as Exhibit 1.1, the Warrant Agreement is included as Exhibit 4.1, the Letter Agreement, Investment Management Trust Agreement, Registration Rights Agreement, and form of Indemnity Agreement are included as Exhibits 10.1, 10.2, 10.3, and 10.5 respectively, the Private Placement Warrants Purchase Agreements between the Company and the Sponsor, and the Administrative Services Agreement are included as Exhibits 10.4, 10.6 respectively, hereto, and each such exhibits are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 5,240,000 Private Placement Warrants to the Sponsor at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $5,240,000. The Private Placement Warrants are identical to the Warrants sold as part of the Units in the IPO, except that the holders have agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 9, 2022, in connection with the effectiveness of the Registration Statement, James “Jim” C. Hardin, Jr., Edmund R. Miller, and Andrew J. Pierce became directors of the Company. In addition, pursuant to the amended and restated certificate incorporation of the Company, the board of directors was classified and the term of office of each of the directors shall expire as follows: Class I, with a term expiring at the 2023 annual general meeting – James “Jim” C. Hardin, Jr.; Class II, with a term expiring at the 2024 annual general meeting –Edmund R. Miller and Andrew J. Pierce; and Class III, with a term expiring at the 2025 annual general meeting – “Joy” Yi Hua.

The board has determined that each of Messrs. Hardin, Miller and Pierce are independent directors under the requirements of the Nasdaq listing standards and under the Securities Exchange Act of 1934 (“Exchange Act”), and has determined that Mr. Hardin qualifies as an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K under the Exchange Act. Messrs. Hardin, Miller and Pierce will serve as members of the audit committee, with Mr. Hardin serving as chair of the audit committee.

On March 8, 2022, each of our independent directors executed an offer letter between the Company and the independent directors, which provides that each director will receive cash compensation of $80,000 among which (1) $20,000 will be payable upon the closing of this offering; (2) $20,000 will be payable upon the completion of the three-month period after the closing of this offering; (3) $20,000 will be payable upon completion of the six-month period after the closing of this offering, and (4) $20,000 will be payable upon the closing of our initial business combination. Other than as set forth elsewhere in this prospectus, no compensation of any kind, including finder’s and consulting fees, will be paid to our founders or any of their respective affiliates, for services rendered prior to or in connection with the completion of our initial business combination although we may consider cash or other compensation to officers or advisors we may hire subsequent to this offering to be paid either prior to or in connection with our initial business combination. In addition, our officers, directors or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our founders or their affiliates.

A form of independent director offer letter is included as Exhibits 10.7 hereto, and incorporated by reference herein.

Other than as set forth in Item 1.01 and above, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03 Amendments to Certificate of Incorporation.

On June 7, 2022, the Company adopted its Amended and Restated Certificate of Incorporation. The Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01 Other Events.

A total of $87,975,000 (or $10.20 per unit), comprised of $86,250,000 of the proceeds from the IPO (which amounts includes $2,587,500 of the underwriter’s deferred underwriting fee pursuant to the Agreement), and $1,725,000 of the proceeds from the Private Placement Warrants, were placed in a U.S.-based trust account maintained by Wilmington Trust, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its franchise and income taxes and expenses relating to the administration of the trust account, the proceeds from the IPO and the Private Placement held in the trust account will not be released until the earliest of (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s Amended and Restated Certificate of Incorporation to modify the substance or timing of its obligation to allow redemption in connection with its initial business combination or redeem 100% of its public shares if the Company does not complete its initial business combination within 18 months from the closing of the IPO and (c) the redemption of all of the Company’s public shares if it is unable to complete its business combination within 9 months (or up to 18 months from the consummation of this offering if we extend the period of time to consummate a business combination as described in more detail in the Prospectus) from the closing of the IPO, subject to applicable law.

On June 9, 2022, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On June 14, 2022, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated June 9, 2022, among the Registrant, and EF Hutton, division of Benchmark Investments, LLC, as representative of the several underwriters.

3.1	Amended and Restated Certificate of Incorporation, dated June 7, 2022.

4.1	Warrant Agreement, dated June 9, 2022, between the Registrant and VStock Transfer, LLC, as warrant agent.

10.1	Letter Agreement, dated June 9, 2022, among the Registrant and certain security holders.

10.2	Amended & Restated Investment Management Trust Agreement, dated June 9, 2022, between the Registrant and Wilmington Trust, National Association, as trustee.

10.3	Registration Rights Agreement, dated June 9, 2022, among the Registrant, certain security holders.

10.4	Private Placement Warrants Purchase Agreement, dated June 9, 2022, between the Registrant and the Sponsor.

10.5	Form of Indemnity Agreements, dated June 9, 2022, between the Registrant and each of its directors and officers.

10.6	Administrative Services Agreement, dated June 9, 2022, between the Registrant and the Sponsor.

10.7	Form of Independent Director Offer Letter, dated March 8, 2022, among Acri Capital Sponsor LLC, and certain directors and officers of the Registrant.

99.1	Press Release, dated June 9, 2022.

99.2	Press Release, dated June 14, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acri Capital Acquisition Corporation

	By:	/s/ “Joy” Yi Hua
	Name:	“Joy” Yi Hua
	Title:	Chairwoman and CEO

Date: June 14, 2022

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